                                                                     Exhibit 4.5

COMMON STOCK                                                        COMMON STOCK

                              [LOGO APPEARS HERE]

                              VAALCO ENERGY, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                  NUMBER                                            SHARES


THE SHARES REPRESENTED BY THIS CERTIFICATE ARE                 CUSIP 91851C 20 1
TRANSFERABLE IN THE CITY OF NEW YORK, NEW YORK,
   HOUSTON, TEXAS OR CALABASAS, CALIFORNIA

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This
certifies
that




is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.10, OF
                              VAALCO ENERGY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares evidenced hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:                                 Countersigned and Registered:
                                         FIRST INTERSTATE BANK OF TEXAS, N.A.
                                                                  Transfer Agent
                                                                  and Registrar.

                                        By:


                            [SEAL APPEARS HERE]

/s/ W.R. Scheirman   /s/ Gayla M. Cutrer
    PRESIDENT               SECRETARY             AUTHORIZED SIGNATURE


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                      [REVERSE SIDE OF STOCK CERTIFICATE]

                              VAALCO ENERGY, INC.

        The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                                             Custodian
TEN COM --as tenants in common     UNIF GIFT MIN ACT--______________________
                                                       (Cust)       (Minor)
TEN ENT --as tenants by the entireties         under Uniform Gifts to Minors Act
JT TEN  --as joint tenants with right
          of survivorship and not as                  ______________________
          tenants in common                                  (State)

    Additional abbreviations may also be used though not in the above list.

        For Value Received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                       ]_______________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

__________________________________________________________________________Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _____________________

                                  X____________________________________________
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST COR-
RESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICU-
LAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE
WHATEVER.                         X____________________________________________

                                   Signature(s) must be guaranteed by a bank, broker or qualified financial institution.